UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-02608)

Exact name of registrant as specified in charter:	Putnam Money Market Fund

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	September 30, 2012

Date of reporting period:	October 1, 2011 — September 30, 2012

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PDDXX

Putnam Money Market Fund

Annual report
9|30|12

A world of investing.™

Putnam INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
Money Market
Fund

Annual report
9 | 30 | 12

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio managers	5

Your fund’s performance	10

Your fund’s expenses	11

Terms and definitions	13

Other information for shareholders	14

Trustee approval of management contract	15

Financial statements	20

Federal tax information	41

About the Trustees	42

Officers	44

Consider these risks before investing: Money market funds are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other governmental agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in this fund.

Message from the Trustees

Dear Fellow Shareholder:

Coordinated action by central banks on both sides of the Atlantic helped lift both equity and fixed-income markets this year. Global markets continue to show signs of vulnerability, however, with investors growing more concerned about economic slowdowns in the United States, Europe, and emerging markets, particularly China. The outcome of the U.S. presidential election and the impending “fiscal cliff” are additional sources of potential volatility.

Putnam’s veteran investment team relies on fundamental research and experienced judgment to seek opportunities and manage risk in this environment. In the same way, it is prudent for long-term investors to rely on the expertise of a trusted financial advisor, who can help you work toward your financial goals.

We would like to take this opportunity to announce the arrival of two new Trustees, Liaquat Ahamed and Katinka Domotorffy, CFA, to your fund’s Board of Trustees. Mr. Ahamed, who in 2010 won the Pulitzer Prize for History with his book, Lords of Finance: The Bankers Who Broke the World, also serves on the Board of Aspen Insurance and the Board of the Rohatyn Group, an emerging-market fund complex that manages money for institutional investors.

Ms. Domotorffy, who until year-end 2011 was a Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management, currently serves as a member of the Anne Ray Charitable Trust’s Investment Committee, Margaret A. Cargill Philanthropies, and director for Reach Out and Read of Greater New York, an organization dedicated to promoting early childhood literacy.

We would also like to extend a welcome to new shareholders of the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Seeking to offer accessibility and current income with relatively low risk

For most people, keeping part of their savings in an easily accessible place is an essential part of an investment plan. Putnam Money Market Fund can play a valuable role in many investors’ portfolios because it seeks to provide stability of principal and liquidity to meet short-term needs. In addition, the fund aims to provide investors with current income at short-term rates.

Because it invests in high-quality short-term money market instruments, the fund’s risk of losing principal may be lower than that of other funds. It typically invests in securities that are rated in the highest or second-highest category of at least one nationally recognized rating service. The fund seeks as high a rate of current income as Putnam Management believes is consistent with preservation of capital and maintenance of liquidity. Money market fund yields typically rise and fall along with short-term interest rates. Money market funds may not track rates exactly, however, as securities in these funds mature and are replaced with newer instruments earning the most current interest rates.

Whether you want to earmark money for near-term expenses or future investment opportunities, or just stow away cash for an unforeseen “rainy day,” this fund can be an appropriate choice.

Types of money market securities

Money market securities are issued by governments, government agencies, financial institutions, and established non-financial companies. Securities your fund invests in include:

Commercial paper Short-term unsecured loans issued by large corporations, typically for financing accounts receivable and inventories

Bank certificates of deposit Direct obligations of the issuing commercial bank or savings and loan association

Repurchase agreements (repos) Contracts in which one party sells a security to another party and agrees to buy it back later at a specified price; acts in economic terms as a secured loan

Government securities Direct short-term obligations of governments or government agencies; for example, U.S. Treasury bills

Variable-rate demand notes (VRDNs) Floating-rate securities with a long-term maturity, usually 20 or 30 years, that carry a coupon that resets every one or seven days, making them eligible for purchase by money market mutual funds

2	Money Market Fund	Money Market Fund	3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Class A shares do not bear an initial sales charge. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. Yield reflects current performance more closely than total return. Due to market volatility, current performance may be higher or lower than performance shown. See pages 2–3, 5, and 10–11 for additional performance information. To obtain the most recent month-end performance, visit putnam.com.

4	Money Market Fund

Interview with your fund’s portfolio managers

How would you characterize the market environment for the 12 months ended September 30, 2012?

Joanne: The period was marked by great volatility, driven in large measure by macroeconomic events that created a “risk-on” or “risk-off” investor psychology. Consequently, asset classes moved in and out of favor, depending on market conditions. During periods of improving investor confidence, riskier asset classes, such as lower-quality and economically sensitive assets, rallied. When uncertainty was high, the more resilient lower-risk asset classes outperformed, including defensive stocks and U.S. Treasuries.

How did money market funds fare amid this volatility?

Jonathan: During the period, there was limited volatility in money market sectors, as the Federal Reserve’s efforts to keep short-term rates low kept money market rates steady. Total assets of money market funds, as measured by Crane Data, fell by little more than one percent, which is quite remarkable given the historically low rates offered by these relatively safe, low-risk investments.

For the 12 months ended September 30, 2012, Putnam Money Market Fund delivered performance that was in line with the interest-rate environment and the average return for its Lipper peer group. At period-end, the fund’s

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 9/30/12. See pages 2–4 and 10–11 for additional fund performance information. Index descriptions can be found on pages 13–14.

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weighted average days to maturity stood at 44 days.

What were the major issues facing money market investors?

Joanne: Low interest rates, the eurozone debt crisis, and discussions about additional reforms for money market funds preoccupied investors during the reporting period.

In the closing weeks of the period, the Federal Reserve announced its third round of quantitative easing, dubbed “QE3,” which is designed to lower borrowing costs and encourage consumption. Fed Chairman Ben Bernanke said that the stimulus would continue until the central bank saw “sustained improvement” in the labor market. The Fed also pledged to keep interest rates at their historic lows through 2015 given their outlook for U.S. growth. Persistently low rates offer little opportunity for income investors. However, money market funds have proven resilient over the past several years and, we believe, remain a relatively stable and liquid investment alternative with nearly $2.5 trillion in assets as of September 30, 2012.

Concerns over economic issues in Europe also weighed on investors. Toward the end of July, European Central Bank [ECB] President Mario Draghi pledged that the ECB would do “whatever it takes” to preserve the 17-nation eurozone. In September, the ECB unveiled its unlimited bond-buying program known as the European Stability Mechanism, which was quickly approved by the German parliament. The latest measures adopted by the ECB to support peripheral bond markets are a major step forward and come after significant progress was made on common banking supervision. While the economic difficulties are far from over, the ECB has, in our view, achieved its objective of reducing the probability of the collapse of the eurozone. The trajectory from here is not likely to be smooth, given the nature of political processes in Europe. Setbacks cannot be ruled out, but we do believe the worst of the crisis is now behind us.

Allocations are represented as a percentage of portfolio value. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

6	Money Market Fund

Finally, there was increased discussion about the Securities and Exchange Commission [SEC] proposing additional regulations to reduce the susceptibility of money market funds to liquidity runs. These new proposals included requirements for capital buffers, redemption restrictions, and possibly variable-rate net asset values. Following heavy industry lobbying, SEC Chairman Mary Schapiro abandoned her plan to tighten rules for the industry in August because three out of the SEC’s five members told her they wouldn’t vote for her proposal. Changes to money market funds are not off the table, however, as the Financial Stability Oversight Council has urged the SEC to consider proposing new rules for money market funds to get around the SEC impasse. This is something that we will closely monitor in the coming months.

How have the central banks’ accommodative policies affected your strategy to find income?

Jonathan: The Fed’s multi-year accommodative policies and the ECB’s massive Long-Term Refinancing Operation have added much-needed liquidity to the global banking system — easing market fears — but short-term rates remain close to zero. Despite this challenge, we have found investments further out on the money market yield curve, which has allowed us to extend maturities in the portfolio to lock in attractive rates for longer periods of time.

The fund’s overall strategy remains focused on pursuing stability and liquidity by investing in commercial paper, repurchase agreements, and U.S. Treasury securities. With the credit

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of portfolio value. Current summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings will vary over time.

Money Market Fund	7

picture improving for several issuers, we felt comfortable selectively adding to the fund’s credit exposure by investing in corporate notes issued in Canada, Australia, and the more economically viable Nordic countries in northern Europe. In addition, we increased the fund’s exposure to repurchase agreements collateralized by U.S. government agency mortgage-backed securities. Repurchase agreements typically are executed with high-quality counterparties and are collateralized by agency mortgage-backed securities and investment-grade corporate bonds. These securities offered higher yields during the period due to increased supply and the Fed’s Operation Twist, a large-scale fixed-income asset purchase program designed to keep downward pressure on longer-term interest rates to provide economic stimulus. As always, we remained diligent in our fundamental credit research process to avoid exposure to securities that might pose a risk to the fund.

Which fund holdings exemplified your strategy during the period?

Joanne: We think that the underlying bank fundamentals continue to improve, and have invested in large, creditworthy banks, such as Wells Fargo & Co., Royal Bank of Canada, and Australia & New Zealand Banking Group. Asset-quality measures are showing improving trends. Profits are being retained and are helping to build capital. In our opinion, these positive developments are somewhat offset by the banks’ underlying revenue weakness with soft loan demand, pressured interest margins, lower capital markets volume, and ongoing regulatory pressure on fee business. Given the ongoing sovereign debt stress in Europe, we have limited the fund’s exposure to these markets.

What do you see on the horizon that could influence your management of the fund?

Jonathan: Generally speaking, the major macro risks — the pace of economic growth in the United States and China and the restructuring of European sovereign debt — have diminished, but they still require close monitoring since they have implications for the direction of interest rates. Political gridlock in the United States and the potential for a destabilizing “fiscal cliff” on January 1, 2013, is a growing concern, as the across-the-board cuts to the budget may have repercussions for U.S. growth, which is far from robust. And while the SEC’s proposed structural reforms of money markets didn’t gain enough support to pass, we fully expect the debate to continue, and will be actively monitoring the impact of changes on our shareholders.

With so many crosscurrents, we expect the financial markets to remain volatile and headline-driven as investors digest developments relating to the uncertainty of the global economic recovery. We will continue to maintain the fund’s conservative positioning — focusing on safety and liquidity — while looking for attractive income further out on the money market yield curve.

Thank you, Joanne and Jonathan, for bringing us up to date.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

8	Money Market Fund

Portfolio Manager Joanne M. Driscoll has an M.B.A. from the Northeastern College of Business Administration and a B.S. from Westfield State College. A CFA charterholder, Joanne joined Putnam in 1995 and has been in the investment industry since 1992.

Portfolio Manager Jonathan M. Topper has a B.A. from Northeastern University. He has been in the investment industry since he joined Putnam in 1990.

IN THE NEWS

Global economic growth is losing steam, according to the International Monetary Fund (IMF), with the majority of the world’s advanced economies expected to contract in 2012, or expand at anemic rates of less than 2%. Several issues are challenging economic growth, including Europe’s sovereign debt troubles, the impending “fiscal cliff” in the United States, and high unemployment in various economies. Unless leaders take meaningful steps to address these issues, the current global economic expansion may slow to the weakest level since 2009’s Great Recession. These issues are weighing increasingly on the global economy. In July, the IMF predicted that global growth would be 3.5% in 2012, rising to 3.9% in 2013, but now, in its recently released World Economic Outlook, the IMF has revised its growth forecasts downwards, to growth of just 3.3% this year, and 3.6% in 2013.

Money Market Fund	9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended September 30, 2012, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 9/30/12

	Class A	Class B		Class C		Class M	Class R	Class T
(inception dates)	(10/1/76)	(4/27/92)		(2/1/99)		(12/8/94)	(1/21/03)	(12/31/01)

	Net					Net	Net	Net
	asset	Before	After	Before	After	asset	asset	asset
	value	CDSC	CDSC	CDSC	CDSC	value	value	value

Annual average (life of fund)	5.45%	4.98%	4.98%	4.98%	4.98%	5.31%	4.97%	5.22%

10 years	18.72	14.86	14.86	14.86	14.86	17.52	15.07	16.73
Annual average	1.73	1.40	1.40	1.40	1.40	1.63	1.41	1.56

5 years	4.31	3.45	1.45	3.45	3.45	4.03	3.45	3.85
Annual average	0.85	0.68	0.29	0.68	0.68	0.79	0.68	0.76

3 years	0.07	0.07	–2.93	0.07	0.07	0.07	0.07	0.07
Annual average	0.02	0.02	–0.99	0.02	0.02	0.02	0.02	0.02

1 year	0.01	0.01	–4.99	0.01	–0.99	0.01	0.01	0.01

	Net					Net	Net	Net
Current yield	asset	Before	After	Before	After	asset	asset	asset
(end of period)*	value	CDSC	CDSC	CDSC	CDSC	value	value	value

Current 7-day yield
(with expense limitation)	0.01%	0.01%	—	0.01%	—	0.01%	0.01%	0.01%

Current 7-day yield
(without expense limitation)	–0.27	–0.77	—	–0.77	—	–0.42	–0.77	–0.52

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. None of the share classes carry an initial sales charge. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns reflect a 1% CDSC for the first year that is eliminated thereafter. Class A, M, R, and T shares generally have no CDSC. Performance for class B, C, M, R, and T shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares.

* The 7-day yield is the most common gauge for measuring money market mutual fund performance. Yield reflects current performance more closely than total return.

For a portion of the periods, the fund had expense limitations, without which returns and yields would have been lower.

Class B share performance does not reflect conversion to class A shares.

10	Money Market Fund

Comparative Lipper returns For periods ended 9/30/12

Lipper Money Market Funds category average*

Annual average (life of fund)	5.58%

10 years	15.65
Annual average	1.46

5 years	3.46
Annual average	0.68

3 years	0.07
Annual average	0.02

1 year	0.02

Lipper results should be compared to fund performance at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 9/30/12, there were 245, 233, 222, 182, and 14 funds, respectively, in this Lipper category.

Fund distribution information For the 12-month period ended 9/30/12

Distributions	Class A	Class B	Class C	Class M	Class R	Class T

Number	12	12	12	12	12	12

Income	$0.000100	$0.000100	$0.000100	$0.000100	$0.000100	$0.000100

Capital gains	—	—	—	—	—	—

Total	$0.000100	$0.000100	$0.000100	$0.000100	$0.000100	$0.000100

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class T

Total annual operating expenses
for the fiscal year ended 9/30/11	0.50%	1.00%	1.00%	0.65%	1.00%	0.75%

Annualized expense ratio for
the six-month period ended
9/30/12*†	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

† Reflects a voluntary waiver of certain fund expenses.

Money Market Fund	11

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from April 1, 2012, to September 30, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class T

Expenses paid per $1,000*†	$1.25	$1.25	$1.25	$1.25	$1.25	$1.25

Ending value (after expenses)	$1,000.03	$1,000.03	$1,000.03	$1,000.03	$1,000.03	$1,000.03

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/12. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended September 30, 2012, use the following calculation method. To find the value of your investment on April 1, 2012, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class T

Expenses paid per $1,000*†	$1.26	$1.26	$1.26	$1.26	$1.26	$1.26

Ending value (after expenses)	$1,023.75	$1,023.75	$1,023.75	$1,023.75	$1,023.75	$1,023.75

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/12. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

12	Money Market Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. Net asset values fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Share classes

Class A shares generally are fund shares purchased with an initial sales charge. In the case of your fund, which has no sales charge, the reference is to shares purchased or acquired through the exchange of class A shares from another Putnam fund. Exchange of your fund’s class A shares into another fund may involve a sales charge, however.

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares generally are fund shares that have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC. In the case of your fund, which has no sales charge, the reference is to shares purchased or acquired through the exchange of class M shares from another Putnam fund. Exchange of your fund’s class M shares into another fund may involve a sales charge, however.

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class T shares are not subject to an initial sales charge or CDSC (except on certain redemptions of shares acquired by exchange of shares of another Putnam fund bought without an initial sales charge); however, they are subject to a 12b-1 fee.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Lipper Money Market Funds category average is an arithmetic average of the total return of all money market mutual funds tracked by Lipper.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value

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relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2012, are available in the Individual Investors section at putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of September 30, 2012, Putnam employees had approximately $342,000,000 and the Trustees had approximately $81,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

14	Money Market Fund

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”).

The Board of Trustees, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2012, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2012, the Contract Committee met in executive session with the other Independent Trustees to discuss the Contract Committee’s preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 22, 2012 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2012. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

Money Market Fund	15

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. In reviewing management fees, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Most of the open-end Putnam funds, including your fund, have relatively new management contracts, which introduced fee schedules that reflect more competitive fee levels for many funds, complex-wide breakpoints for the open-end funds, and performance fees for some funds. These new management contracts have been in effect for two years — since January or, for a few funds, February 2010. The Trustees approved the new management contracts on July 10, 2009, and fund shareholders subsequently approved the contracts by overwhelming majorities of the shares voted.

Under its management contract, your fund has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Contract Committee observed that the complex-wide breakpoints of the open-end funds had only been in place for two years, and the Trustees will continue to examine the operation of this new breakpoint structure in future years in light of further experience.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees and Putnam Management agreed in 2009 to implement certain expense limitations. These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds, including your fund, had sufficiently low expenses that these expense limitations did not apply. The expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 37.5 basis points (effective March 1, 2012, this expense limitation was reduced to 32 basis points) on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses). In addition, Putnam Management voluntarily waived certain fees in order to enhance your fund’s annualized net yield during its fiscal year ending in 2011. The Trustees noted that this fee waiver was voluntary and

16	Money Market Fund

may be modified or discontinued at any time without notice. Putnam Management’s support for these expense limitations, including its agreement to reduce the expense limitation applicable to the open-end funds’ investor servicing fees and expenses as noted above, was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the 1st quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 2nd quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2011 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2011 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality

Money Market Fund	17

of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and, where applicable, with the performance of competitive funds or targeted annualized return. They noted that since 2009, when Putnam Management began implementing major changes to strengthen its investment personnel and processes, there has been a steady improvement in the number of Putnam funds showing above-median three-year performance results. They also noted the disappointing investment performance of some funds for periods ended December 31, 2011 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. peer group (Lipper Money Market Funds) for the one-year, three-year and five-year periods ended December 31, 2011 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	2nd

Three-year period	1st

Five-year period	1st

Over the one-year, three-year and five-year periods ended December 31, 2011, there were 264, 249 and 229 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft-dollar credits acquired through these means are used primarily to acquire research services that supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft-dollar credits continues to be allocated to the payment of fund expenses. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with fund brokerage and

18	Money Market Fund

soft-dollar allocations and trends in industry practices to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services.

Money Market Fund	19

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

20	Money Market Fund

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of
Putnam Money Market Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Money Market Fund (the “fund”) at September 30, 2012, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at September 30, 2012 by correspondence with the custodian, brokers, and transfer agent provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 8, 2012

Money Market Fund	21

The fund’s portfolio 9/30/12

REPURCHASE AGREEMENTS (32.3%)*	Principal amount	Value

Interest in $283,000,000 joint tri-party repurchase agreement dated
9/28/12 with Citigroup Global Markets, Inc. due 10/1/12 — maturity value of $91,691,910 for an effective yield of 0.25% (collateralized by various mortgage backed securities with coupon rates ranging from
2.717% to 5.50% and due dates ranging from 8/1/23 to 10/1/42,
valued at $288,660,000)	$91,690,000	$91,690,000

Interest in $70,400,000 joint tri-party repurchase agreement dated
9/28/12 with Credit Suisse First Boston due 10/1/12 — maturity value of $16,400,246 for an effective yield of 0.18% (collateralized by various corporate bonds and notes with coupon rates ranging from
2.5365% to 8.75% and due dates ranging from 5/15/13 to 9/1/66,
valued at $73,920,560)	16,400,000	16,400,000

Interest in $101,590,000 joint tri-party repurchase agreement dated
9/28/12 with Deutsche Bank Securities, Inc. due 10/1/12 — maturity value of $91,691,910 for an effective yield of 0.25% (collateralized by a U.S. Treasury bond with a coupon rate of 11.25% and a due date of
2/15/15, valued at $103,621,917)	91,690,000	91,690,000

Interest in $308,000,000 joint tri-party repurchase agreement dated
9/28/12 with JPMorgan Securities, Inc. due 10/1/12 — maturity value of $91,691,910 for an effective yield of 0.25% (collateralized by various mortgage backed securities with coupon rates ranging from
2.50% to 4.50% and due dates ranging from 9/1/22 to 9/1/42, valued
at $314,165,123)	91,690,000	91,690,000

Interest in $51,000,000 joint tri-party repurchase agreement dated
9/28/12 with JPMorgan Securities, Inc. due 10/1/12 — maturity value of $26,500,397 for an effective yield of 0.18% (collateralized by various corporate bonds and notes with coupon rates ranging from
3.625% to 6.50% and due dates ranging from 9/15/15 to 9/15/20,
valued at $53,553,491)	26,500,000	26,500,000

Interest in $450,000,000 joint tri-party repurchase agreement dated
9/28/12 with Royal Bank of Canada due 10/1/12 — maturity
value of $91,688,910 for an effective yield of 0.25% (collateralized by various mortgage backed securities with a coupon rate of 3.50% and
due dates ranging from 6/1/42 to 8/1/42, valued at $459,009,563)	91,687,000	91,687,000

Interest in $293,500,000 joint tri-party term repurchase agreement dated 9/25/12 with Citigroup Global Markets, Inc. due 10/2/12, maturity value of $31,301,522 for an effective yield of 0.25%
(collateralized by various mortgage backed securities with
coupon rates ranging from 2.858% to 5.68% and due dates
ranging from 12/1/23 to 9/15/42, valued at $299,370,000)	31,300,000	31,300,000

Interest in $243,500,000 joint tri-party term repurchase agreement dated 9/25/12 with Deutsche Bank Securities, Inc. due 10/2/12, maturity value of $31,301,217 for an effective yield of 0.20%
(collateralized by various mortgage backed securities with
coupon rates ranging from 3.50% to 4.00% and due dates
ranging from 6/1/31 to 8/1/42, valued at $248,455,796)	31,300,000	31,300,000

Interest in $68,700,000 joint tri-party term repurchase agreement dated 9/28/12 with JPMorgan Securities, Inc. due 10/22/12,
maturity value of $16,604,288 for an effective yield of 0.30%
(collateralized by various corporate bonds and notes with
coupon rates ranging from 2.95% to 10.375% and due dates
ranging from 2/15/13 to 9/1/42, valued at $72,140,172)	16,600,000	16,600,000

Total repurchase agreements (cost $488,857,000)		$488,857,000

22	Money Market Fund

COMMERCIAL PAPER (14.7%)*	Yield (%)	Maturity date	Principal amount	Value

Australia & New Zealand Banking Group, Ltd.
(Australia)	0.195	11/8/12	$13,300,000	$13,297,262

Australia & New Zealand Banking Group, Ltd.
144A (Australia)	0.638	1/10/13	10,400,000	10,400,000

COFCO Capital Corp. (Rabobank Nederland NV,
NY (LOC))	0.390	10/4/12	15,500,000	15,499,496

Commonwealth Bank of Australia 144A
(Australia)	0.180	10/18/12	3,100,000	3,099,995

Commonwealth Bank of Australia 144A
(Australia)	0.000	12/20/12	13,500,000	13,500,000

DnB Bank ASA (Norway)	0.351	1/28/13	9,600,000	9,588,893

DnB Bank ASA (Norway)	0.350	1/4/13	14,000,000	13,987,069

Export Development Canada (Canada)	0.160	2/14/13	15,850,000	15,840,420

General Electric Capital Corp.	0.240	10/23/12	4,175,000	4,174,388

General Electric Capital Corp.	0.220	1/22/13	10,500,000	10,492,749

HSBC USA, Inc. (United Kingdom)	0.340	11/21/12	9,200,000	9,195,569

HSBC USA, Inc. (United Kingdom)	0.310	10/29/12	5,750,000	5,748,614

Lloyds TSB Bank PLC (United Kingdom)	0.200	10/11/12	7,000,000	6,999,611

Nordea North America, Inc./DE (Sweden)	0.401	12/26/12	8,000,000	7,992,356

Nordea North America, Inc./DE (Sweden)	0.315	3/12/13	15,600,000	15,577,887

Standard Chartered Bank/New York 144A	0.775	12/10/12	8,900,000	8,893,078

Standard Chartered Bank/New York 144A	0.640	11/14/12	6,700,000	6,697,380

State Street Corp.	0.230	11/9/12	9,100,000	9,097,733

State Street Corp.	0.220	11/15/12	7,000,000	6,998,075

Sumitomo Mitsui Banking Corp. (Japan)	0.310	12/11/12	2,000,000	1,998,777

Toronto-Dominion Holdings (USA), Inc.
144A (Canada)	0.290	2/4/13	1,800,000	1,798,173

Toyota Credit Canada, Inc. (Canada)	0.180	11/13/12	7,800,000	7,798,323

Toyota Motor Credit Corp.	0.240	11/19/12	8,100,000	8,097,354

Westpac Banking Corp./NY (Australia)	0.330	11/14/12	15,000,000	14,993,950

Total commercial paper (cost $221,767,152)				$221,767,152

ASSET-BACKED COMMERCIAL PAPER (13.9%)*	Yield (%)	Maturity date	Principal amount	Value

Alpine Securitization Corp. (Switzerland)	0.200	10/4/12	$4,250,000	$4,249,929

Bryant Park Funding, LLC	0.180	10/15/12	4,000,000	3,999,720

Bryant Park Funding, LLC 144A	0.180	10/9/12	11,650,000	11,649,534

Chariot Funding, LLC	0.250	12/11/12	10,900,000	10,894,626

Chariot Funding, LLC	0.220	10/12/12	4,600,000	4,599,691

CHARTA, LLC	0.210	10/15/12	7,000,000	6,999,428

Fairway Finance, LLC 144A (Canada)	0.220	10/2/12	8,803,000	8,802,946

Gotham Funding Corp. (Japan)	0.280	12/10/12	7,600,000	7,595,862

Gotham Funding Corp. (Japan)	0.270	12/3/12	16,000,000	15,992,440

Jupiter Securitization Co., LLC	0.210	12/10/12	4,800,000	4,798,040

Jupiter Securitization Co., LLC	0.210	12/4/12	11,100,000	11,095,856

Liberty Street Funding, LLC (Canada)	0.220	10/25/12	18,000,000	17,997,360

Manhattan Asset Funding Co., LLC (Japan)	0.250	10/1/12	5,000,000	5,000,000

Manhattan Asset Funding Co., LLC (Japan)	0.230	10/12/12	2,993,000	2,992,790

Money Market Fund	23

ASSET-BACKED COMMERCIAL PAPER (13.9%)* cont.	Yield (%)	Maturity date	Principal amount	Value

Old Line Funding, LLC	0.200	11/26/12	$3,300,000	$3,298,973

Old Line Funding, LLC 144A	0.500	10/29/12	8,500,000	8,498,347

Old Line Funding, LLC 144A	0.190	12/10/12	3,900,000	3,898,559

Straight-A Funding, LLC	0.180	10/22/12	17,000,000	16,998,215

Straight-A Funding, LLC 144A, Ser. 1	0.180	12/7/12	19,750,000	19,743,384

Straight-A Funding, LLC 144A, Ser. 1	0.180	11/5/12	3,000,000	2,999,475

Straight-A Funding, LLC 144A, Ser. 1	0.180	10/12/12	7,500,000	7,499,588

Thunder Bay Funding, LLC	0.220	10/15/12	7,600,000	7,599,350

Variable Funding Capital Co., LLC 144A	0.160	10/22/12	15,000,000	14,998,600

Working Capital Management Co. (Japan)	0.240	10/10/12	7,900,000	7,899,526

Total asset-backed commercial paper (cost $210,102,239)				$210,102,239

U.S. GOVERNMENT		Maturity	Principal
AGENCY OBLIGATIONS (12.0%)*	Yield (%)	date	amount	Value

Citigroup Funding, Inc. FDIC
guaranteed notes [k]	1.875	10/22/12	$15,325,000	$15,340,108

Citigroup Funding, Inc. FDIC
guaranteed sr. notes [k]	2.250	12/10/12	28,776,000	28,888,715

Federal Farm Credit Bank unsec.
notes FRN, Ser. 1	0.220	1/14/13	24,300,000	24,300,000

Federal Home Loan Bank
unsec. discount notes	0.155	12/31/12	19,000,000	18,992,556

Federal Home Loan Bank
unsec. discount notes	0.150	12/5/12	28,400,000	28,392,308

Federal Farm Credit Bank
unsec. discount notes	0.140	11/5/12	4,625,000	4,624,370

Federal Home Loan Mortgage Corp.
unsec. discount notes	0.163	12/17/12	4,000,000	3,998,605

Federal Home Loan Mortgage Corp.
unsec. discount notes	0.161	12/24/12	28,801,000	28,790,211

Federal National Mortgage Association
unsec. discount notes, Ser. BB	0.170	12/20/12	6,500,000	6,497,544

Federal National Mortgage Association
unsec. discount notes	0.160	12/12/12	4,050,000	4,048,704

Federal National Mortgage Association
unsec. discount notes	0.140	10/15/12	4,050,000	4,049,780

Federal National Mortgage Association
unsec. discount notes	0.110	10/16/12	5,000,000	4,999,771

General Electric Capital Corp. FDIC
guaranteed sr. notes [k]	2.125	12/21/12	8,439,000	8,475,167

Total U.S. government agency obligations (cost $181,397,839)				$181,397,839

U.S. TREASURY OBLIGATIONS (9.3%)*	Yield (%)	Maturity date	Principal amount	Value

U.S. Treasury Bills	0.139	4/4/13	$35,000,000	$34,974,819

U.S. Treasury Notes [k]	3.500	5/31/13	16,000,000	16,352,016

U.S. Treasury Notes [k]	1.375	10/15/12	33,300,000	33,315,429

U.S. Treasury Notes [k]	0.625	4/30/13	18,250,000	18,299,654

U.S. Treasury Notes [k]	0.625	1/31/13	18,000,000	18,025,564

U.S. Treasury Notes [k]	0.500	11/30/12	20,000,000	20,011,216

Total U.S. treasury obligations (cost $140,978,698)				$140,978,698

24	Money Market Fund

MUNICIPAL BONDS		Maturity		Principal
AND NOTES (7.8%)*	Yield (%)	date	Rating**	amount	Value

California (0.8%)
Board of Trustees of the Leland Stanford
Junior University Commercial Paper	0.170	12/14/12	P-1	$12,000,000	$11,995,807

					11,995,807
District of Columbia (0.2%)
American University Commercial
Paper, Ser. A	0.350	12/12/12	A-1	3,400,000	3,397,620

					3,397,620
Indiana (0.7%)
Indiana Finance Authority Commercial
Paper VRDN (Trinity Health Credit
Group), Ser. 08D-2 M	0.180	12/17/12	VMIG1	3,500,000	3,500,000

Saint Joseph County Commercial Paper
(University of Notre Dame Du Lac)	0.180	12/4/12	P-1	6,600,000	6,597,888

					10,097,888
Kentucky (1.0%)
Catholic Health Initiatives Commercial
Paper, Ser. A	0.200	11/8/12	P-1	4,700,000	4,700,000

Kentucky Economic Development
Finance Authority VRDN (Catholic
Health Initiatives), Ser. C M	0.180	5/1/34	VMIG1	11,000,000	11,000,000

					15,700,000
Maryland (1.5%)
Johns Hopkins University Commercial
Paper, Ser. A	0.180	12/18/12	P-1	12,250,000	12,250,000

Johns Hopkins University Commercial
Paper, Ser. A	0.180	11/14/12	P-1	3,250,000	3,250,000

Johns Hopkins University Commercial
Paper, Ser. C	0.180	10/25/12	P-1	2,000,000	2,000,000

Johns Hopkins University Commercial
Paper, Ser. C	0.180	10/18/12	P-1	6,000,000	6,000,000

					23,500,000
Michigan (1.2%)
Trinity Health Corporation
Commercial Paper	0.170	10/3/12	P-1	17,700,000	17,699,833

					17,699,833
North Carolina (1.3%)
Duke University Commercial Paper,
Ser. B-98	0.180	12/10/12	P-1	18,860,000	18,853,399

Wake County, VRDN, Ser. B M	0.170	3/1/24	VMIG1	1,500,000	1,500,000

					20,353,399
Texas (0.8%)
Harris County, Health Facilities
Development Authority VRDN
(Texas Childrens Hospital), Ser. B-1 M	0.190	10/1/29	VMIG1	3,665,000	3,665,000

Texas Public Finance Authority
Commercial Paper, Ser. 08	0.180	11/6/12	P-1	7,800,000	7,800,000

					11,465,000
Wisconsin (0.3%)
Wisconsin State Health & Educational
Facilities Authority VRDN (Wheaton
Franciscan Services), Ser. B (U.S.
Bank NA (LOC)) M	0.180	8/15/33	VMIG1	4,100,000	4,100,000

					4,100,000

Total municipal bonds and notes (cost $118,309,547)					$118,309,547

Money Market Fund	25

CORPORATE BONDS AND NOTES (7.4%)*	Interest	Maturity	Principal
	rate (%)	date	amount	Value

Commonwealth Bank of Australia 144A
sr. unsec. notes FRN (Australia)	0.931	3/19/13	$7,850,000	$7,866,915

HSBC Bank PLC 144A sr. unsec. unsub. notes
FRN (United Kingdom)	0.855	1/18/13	8,650,000	8,656,696

JPMorgan Chase & Co. sr. unsec. unsub. notes
FRN, MTN	1.077	2/26/13	7,000,000	7,018,672

National Australia Bank, Ltd. 144A sr. unsec.
notes FRN (Australia)	0.940	1/8/13	1,109,000	1,110,033

National Australia Bank, Ltd. 144A sr. unsec.
unsub. notes (Australia)	2.350	11/16/12	15,275,000	15,308,332

Royal Bank of Canada 144A sr. unsec. notes
FRN (Canada) M	0.701	5/15/14	29,425,000	29,426,488

Svenska Handelsbanken/New York, NY 144A
unsec. notes FRN (Sweden)	0.448	1/7/13	23,500,000	23,500,000

Wells Fargo & Co. sr. unsec. unsub. notes	5.250	10/23/12	9,400,000	9,427,591

Westpac Banking Corp. 144A sr. unsec.
notes FRN (Australia)	0.814	6/14/13	10,000,000	10,023,816

Total corporate bonds and notes (cost $112,338,543)				$112,338,543

CERTIFICATES OF DEPOSIT (5.0%)*	Interest	Maturity	Principal
	rate (%)	date	amount	Value

Bank of America, NA, Ser. GLOB	0.350	10/1/12	$8,400,000	$8,400,000

Bank of Montreal/Chicago, IL FRN (Canada)	0.439	6/21/13	9,250,000	9,250,000

Bank of Nova Scotia/Houston FRN	0.739	9/17/13	5,500,000	5,516,994

Canadian Imperial Bank of Commerce/
New York, NY FRN (Canada)	0.598	12/11/12	7,550,000	7,556,127

Canadian Imperial Bank of Commerce/
New York, NY FRN (Canada)	0.468	4/26/13	15,000,000	15,000,000

National Australia Bank, Ltd./New York
FRN (Australia)	0.532	4/24/13	8,350,000	8,350,000

Toronto-Dominion Bank/NY (Canada)	0.300	1/18/13	8,300,000	8,302,836

Toronto-Dominion Bank/NY FRN (Canada)	0.475	10/19/12	13,400,000	13,400,000

Total certificates of deposit (cost $75,775,957)				$75,775,957

TIME DEPOSITS (1.1%)*	Interest	Maturity	Principal
	rate (%)	date	amount	Value

U.S. Bank NA/Cayman Islands	0.180	10/1/12	$16,000,000	$16,000,000

Total time deposits (cost $16,000,000)				$16,000,000

SHORT-TERM INVESTMENT FUND (—%)*			Shares	Value

Putnam Money Market Liquidity Fund 0.14% L			171	$171

Total short-term investment fund (cost $171)				$171

TOTAL INVESTMENTS

Total investments (cost $1,565,527,146)				$1,565,527,146

26	Money Market Fund

Key to holdings abbreviations

FDIC guaranteed	Federal Deposit Insurance Corp. Guaranteed
FRN	Floating Rate Notes: the rate shown is the current interest rate at the close of the reporting period
LOC	Letter of Credit
MTN	Medium Term Notes
VRDN	Variable Rate Demand Notes, which are floating-rate securities with long-term maturities, that carry coupons that reset every one or seven days. The rate shown is the current interest rate at the close of the reporting period.

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2011 through September 30, 2012 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $1,512,965,655.

** The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. The rating of an insured security represents what is believed to be the most recent rating of the insurer’s claims-paying ability available at the close of the reporting period, if higher than the rating of the direct issuer of the bond, and does not reflect any subsequent changes. Ratings are not covered by the Report of Independent Registered Public Accounting Firm. Security ratings are defined in the Statement of Additional Information.

k The rates shown are the current interest rates at the close of the reporting period.

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

M The security’s effective maturity date is less than one year.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	75.7%	Japan	2.6%

Canada	8.6	United Kingdom	2.0

Australia	6.3	Norway	1.5

Sweden	3.0	Switzerland	0.3

		Total	100.0%

Money Market Fund	27

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Asset-backed commercial paper	$—	$210,102,239	$—

Certificates of deposit	—	75,775,957	—

Commercial paper	—	221,767,152	—

Corporate bonds and notes	—	112,338,543	—

Municipal bonds and notes	—	118,309,547	—

Repurchase agreements	—	488,857,000	—

Short-term investment fund	171	—	—

Time deposits	—	16,000,000	—

U.S. government agency obligations	—	181,397,839	—

U.S. treasury obligations	—	140,978,698	—

Totals by level	$171	$1,565,526,975	$—

The accompanying notes are an integral part of these financial statements.

28	Money Market Fund

Statement of assets and liabilities 9/30/12

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (at amortized cost)	$1,076,669,975
Affiliated issuers (identified cost $171) (Note 5)	171
Repurchase agreements (identified cost $488,857,000)	488,857,000

Cash	2,938

Interest and other receivables	1,550,411

Receivable for shares of the fund sold	3,274,559

Receivable for investments sold	130,000

Receivable from affiliates (Note 2)	1,079

Total assets	1,570,486,133

LIABILITIES

Distributions payable to shareholders	15,889

Payable for shares of the fund repurchased	56,298,620

Payable for compensation of Manager (Note 2)	83,901

Payable for investor servicing fees (Note 2)	437,633

Payable for custodian fees (Note 2)	11,092

Payable for Trustee compensation and expenses (Note 2)	430,607

Payable for administrative services (Note 2)	7,069

Other accrued expenses	235,667

Total liabilities	57,520,478

Net assets	$1,512,965,655

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,514,231,341

Distributions in excess of net investment income (Note 1)	(8)

Accumulated net realized loss on investments (Note 1)	(1,265,678)

Total — Representing net assets applicable to capital shares outstanding	$1,512,965,655

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value, offering price and redemption price per class A share
($1,398,514,286 divided by 1,401,337,639 shares)	$1.00

Net asset value and offering price per class B share ($17,999,695 divided by 18,034,712 shares)*	$1.00

Net asset value and offering price per class C share ($23,036,867 divided by 23,081,922 shares)*	$1.00

Net asset value, offering price and redemption price per class M share
($28,559,466 divided by 28,614,429 shares)	$1.00

Net asset value, offering price and redemption price per class R share
($19,424,958 divided by 19,461,829 shares)	$1.00

Net asset value, offering price and redemption price per class T share
($25,430,383 divided by 25,480,140 shares)	$1.00

* Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Money Market Fund	29

Statement of operations Year ended 9/30/12

INVESTMENT INCOME

Interest (including interest income of $14,112 from investments in affiliated issuers) (Note 5)	$3,977,597

EXPENSES

Compensation of Manager (Note 2)	4,994,988

Investor servicing fees (Note 2)	2,867,902

Custodian fees (Note 2)	30,599

Trustee compensation and expenses (Note 2)	152,610

Administrative services (Note 2)	51,996

Distribution fees (Note 2)	460,873

Other	623,702

Fees waived and reimbursed by Manager (Note 2)	(5,360,329)

Total expenses	3,822,341

Expense reduction (Note 2)	(15,715)

Net expenses	3,806,626

Net investment income	170,971

Net realized gain on investments (Notes 1 and 3)	114,872

Net increase from payments by affiliates (Note 2)	1,079

Net gain on investments	115,951

Net increase in net assets resulting from operations	$286,922

The accompanying notes are an integral part of these financial statements.

30	Money Market Fund

Statement of changes in net assets

DECREASE IN NET ASSETS	Year ended 9/30/12	Year ended 9/30/11

Operations:
Net investment income	$170,971	$244,962

Net realized gain on investments	115,951	224,432

Net increase in net assets resulting from operations	286,922	469,394

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(156,652)	(246,692)

Class B	(2,153)	(4,169)

Class C	(2,759)	(3,340)

Class M	(2,888)	(4,478)

Class R	(1,955)	(2,342)

Class T	(2,963)	(4,633)

Decrease from capital share transactions (Note 4)	(369,097,072)	(392,018,220)

Total decrease in net assets	(368,979,520)	(391,814,480)

NET ASSETS

Beginning of year	1,881,945,175	2,273,759,655

End of year (including distributions in excess of net
investment income of $8 and $1,609, respectively)	$1,512,965,655	$1,881,945,175

The accompanying notes are an integral part of these financial statements.

Money Market Fund	31

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

												Ratio of net
												investment
												income
	Net asset										Ratio	(loss)
	value,		Net realized	Total from	From				Total return	Net assets,	of expenses	to average
	beginning	Net investment	gain (loss)	investment	net investment	From	Total	Net asset value,	at net asset	end of period	to average	net assets
Period ended	of period	income (loss)	on investments	operations	income	return of capital	distributions	end of period	value (%) [a]	(in thousands)	net assets (%) [b]	(%)

Class A
September 30, 2012	$1.00	.0001	.0001	.0002	(.0001)	—	(.0001)	$1.00	.01	$1,398,514	.23 [c]	.01 [c]
September 30, 2011	1.00	.0001	.0001	.0002	(.0001)	—	(.0001)	1.00	.01	1,739,458	.22 [c]	.01 [c]
September 30, 2010	1.00	.0001	(.0003)	(.0002)	(.0005)	—	(.0005)	1.00	.06	2,131,331	.32 [c]	— [c,d]
September 30, 2009	1.00	.0091	(.0001)	.0090	(.0086)	—	(.0086)	1.00	.86	2,482,270	.56 [c,e]	.98 [c,e]
September 30, 2008	1.00	.0327	(.0002)	.0325	(.0325)	(.0004)	(.0329)	1.00	3.35	3,212,674	.56 [e]	3.28 [e]

Class B
September 30, 2012	$1.00	.0001	.0001	.0002	(.0001)	—	(.0001)	$1.00	.01	$18,000	.23 [c]	.01 [c]
September 30, 2011	1.00	.0001	.0001	.0002	(.0001)	—	(.0001)	1.00	.01	27,668	.22 [c]	.01 [c]
September 30, 2010	1.00	.0001	(.0003)	(.0002)	(.0005)	—	(.0005)	1.00	.06	37,121	.32 [c]	.01 [c]
September 30, 2009	1.00	.0060	(.0001)	.0059	(.0054)	—	(.0054)	1.00	.54	66,020	.91 [c,e]	.68 [c,e]
September 30, 2008	1.00	.0277	(.0002)	.0275	(.0276)	(.0003)	(.0279)	1.00	2.83	99,244	1.06 [e]	2.83 [e]

Class C
September 30, 2012	$1.00	.0001	.0001	.0002	(.0001)	—	(.0001)	$1.00	.01	$23,037	.23 [c]	.01 [c]
September 30, 2011	1.00	.0001	.0001	.0002	(.0001)	—	(.0001)	1.00	.01	31,073	.22 [c]	.01 [c]
September 30, 2010	1.00	.0001	(.0003)	(.0002)	(.0005)	—	(.0005)	1.00	.06	21,991	.32 [c]	— [c,d]
September 30, 2009	1.00	.0060	(.0001)	.0059	(.0054)	—	(.0054)	1.00	.54	27,757	.89 [c,e]	.62 [c,e]
September 30, 2008	1.00	.0277	(.0002)	.0275	(.0276)	(.0003)	(.0279)	1.00	2.83	30,609	1.06 [e]	2.66 [e]

Class M
September 30, 2012	$1.00	.0001	.0001	.0002	(.0001)	—	(.0001)	$1.00	.01	$28,559	.23 [c]	.01 [c]
September 30, 2011	1.00	.0001	.0001	.0002	(.0001)	—	(.0001)	1.00	.01	31,296	.22 [c]	.01 [c]
September 30, 2010	1.00	.0001	(.0003)	(.0002)	(.0005)	—	(.0005)	1.00	.06	35,999	.32 [c]	— [c,d]
September 30, 2009	1.00	.0080	(.0001)	.0079	(.0074)	—	(.0074)	1.00	.74	46,293	.68 [c,e]	.83 [c,e]
September 30, 2008	1.00	.0312	(.0002)	.0310	(.0310)	(.0004)	(.0314)	1.00	3.19	53,452	.71 [e]	3.07 [e]

Class R
September 30, 2012	$1.00	.0001	.0001	.0002	(.0001)	—	(.0001)	$1.00	.01	$19,425	.23 [c]	.01 [c]
September 30, 2011	1.00	.0001	.0001	.0002	(.0001)	—	(.0001)	1.00	.01	18,508	.22 [c]	.01 [c]
September 30, 2010	1.00	.0001	(.0003)	(.0002)	(.0005)	—	(.0005)	1.00	.06	16,283	.32 [c]	— [c,d]
September 30, 2009	1.00	.0060	(.0001)	.0059	(.0054)	—	(.0054)	1.00	.54	12,589	.84 [c,e]	.43 [c,e]
September 30, 2008	1.00	.0277	(.0002)	.0275	(.0276)	(.0003)	(.0279)	1.00	2.83	5,564	1.06 [e]	2.54 [e]

Class T
September 30, 2012	$1.00	.0001	.0001	.0002	(.0001)	—	(.0001)	$1.00	.01	$25,430	.23 [c]	.01 [c]
September 30, 2011	1.00	.0001	.0001	.0002	(.0001)	—	(.0001)	1.00	.01	33,941	.22 [c]	.01 [c]
September 30, 2010	1.00	.0001	(.0003)	(.0002)	(.0005)	—	(.0005)	1.00	.06	31,034	.32 [c]	— [c,d]
September 30, 2009	1.00	.0073	(.0001)	.0072	(.0067)	—	(.0067)	1.00	.67	39,088	.74 [c,e]	.64 [c,e]
September 30, 2008	1.00	.0302	(.0002)	.0300	(.0300)	(.0004)	(.0304)	1.00	3.08	20,037	.81 [e]	2.93 [e]

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

32	Money Market Fund	Money Market Fund	33

Financial highlights (Continued)

a Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

b Includes amounts paid through expense offset arrangements (Note 2).

c Reflects a voluntary waiver of certain fund expenses in effect during the period relating to the enhancement of certain annualized net yields of the fund. As a result of such waivers, the expenses of each class reflect a reduction of the following amounts as a percentage of average net assets (Note 2):

	9/30/12	9/30/11	9/30/10	9/30/09

Class A	0.29%	0.28%	0.20%	0.02%

Class B	0.79	0.78	0.70	0.17

Class C	0.79	0.78	0.70	0.19

Class M	0.44	0.43	0.35	0.05

Class R	0.79	0.78	0.70	0.24

Class T	0.54	0.53	0.45	0.09

d Amount represents less than 0.01% of average net assets.

e Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to September 30, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund.

As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

September 30, 2009	0.03%

September 30, 2008	<0.01

The accompanying notes are an integral part of these financial statements.

34	Money Market Fund

Notes to financial statements 9/30/12

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission and references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Unless otherwise noted, the “reporting period” represents the period from October 1, 2011 through September 30, 2012.

Putnam Money Market Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The investment objective of the fund is to seek as high a rate of current income as Putnam Management believes is consistent with preservation of capital and maintenance of liquidity. The fund invests mainly in money market instruments that are high quality and have short-term maturities. The fund invests significantly in certificates of deposit, commercial paper (including asset-backed commercial paper), U.S. government debt and repurchase agreements, corporate obligations and bankers acceptances. The fund may also invest in U.S. dollar denominated foreign securities of these types. Putnam Management may consider, among other factors, credit and interest rate risks, as well as general market conditions, when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R and class T shares. Each class of shares is sold without a front-end sales charge. Class A, class M, class R and class T shares also are generally not subject to a contingent deferred sales charge. In addition to the standard offering of class A shares, they are also sold to certain college savings plans and other Putnam funds. Class B shares convert to class A shares after approximately eight years and are subject to a contingent deferred sales charge on certain redemptions. Class C shares have a one-year 1.00% contingent deferred sales charge on certain redemptions and do not convert to class A shares. Class R shares are not available to all investors. The expenses for class A, class B, class C, class M, class R and class T shares may differ based on each class’ distribution fee, which is identified in Note 2.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation The valuation of the fund’s portfolio instruments is determined by means of the amortized cost method (which approximates market value) as set forth in Rule 2a–7 under the Investment Company Act of 1940. The amortized cost of an instrument is determined by valuing it at its original cost and thereafter amortizing any discount or premium from its face value at a constant rate until maturity and is generally categorized as a Level 2 security.

Investments in other open-end investment companies (excluding exchange traded funds), which are classified as Level 1 securities, are based on their net asset value. The net asset value of an investment company equals the total value of its assets less its liabilities and divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day that the exchange is open.

Money Market Fund	35

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Premiums and discounts from purchases of short-term investments are amortized/accreted at a constant rate until maturity. Gains or losses on securities sold are determined on the identified cost basis.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At September 30, 2012, the fund had a capital loss carryover of $1,265,679 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover

Short-term	Long-term	Total	Expiration

$744,258	N/A	$744,258	September 30, 2017

521,421	N/A	521,421	September 30, 2019

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

36	Money Market Fund

Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. For the reporting period ended, there were no temporary or permanent differences. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the reporting period ended, the fund required no such reclassifications.

The tax basis components of distributable earnings as of the close of the reporting period were as follows:

Undistributed ordinary income	$15,879
Capital loss carryforward	(1,265,679)

The aggregate identified cost on a financial reporting and tax basis is the same.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.440%	of the first $5 billion,
0.390%	of the next $5 billion,
0.340%	of the next $10 billion,
0.290%	of the next $10 billion,
0.240%	of the next $50 billion,
0.220%	of the next $50 billion,
0.210%	of the next $100 billion and
0.205%	of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2013, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Management may from time to time voluntarily undertake to waive fees and/or reimburse certain fund expenses in order to enhance the annualized net yield for the fund. Any such waiver or reimbursement would be voluntary and may be modified or discontinued by Putnam Management at any time without notice. During the reporting period, the fund’s expenses were reduced by $5,360,329 as a result of this limit, and the net yield at the close of the reporting period was 0.01%. This includes the following amounts per class of class specific distribution fees from the fund:

Distribution fee waived

Class A	$—

Class B	107,847

Class C	137,758

Class M	43,283

Class R	97,888

Class T	74,097

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

Money Market Fund	37

Putnam Management has voluntarily agreed to reimburse the fund $1,079 for a compliance violation which occurred during the reporting period. The effect of the loss incurred and the reimbursement by Putnam Management of such amounts had no impact on total return.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. Prior to March 1, 2012, investor servicing fees could not exceed an annual rate of 0.375% of the fund’s average net assets. During the reporting period, the class specific expenses related to investor servicing fees were as follows:

Class A	$2,652,669
Class B	36,432
Class C	46,663
Class M	48,895
Class R	33,145
Class T	50,098
Total	$2,867,902

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $15,715 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $1,278, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class B, class C, class M, class R and class T shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.75%, 1.00%, 1.00%, 1.00% and 0.35% of the average net assets attributable to class B, class C, class M, class R and class T shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.50%, 0.50%, 0.15%, 0.50% and 0.25% of the average net assets attributable to class B, class C, class M, class R and class T shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class B	$107,847
Class C	137,758
Class M	43,283
Class R	97,888
Class T	74,097
Total	$460,873

38	Money Market Fund

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $56,279 and $8,808, respectively, in contingent deferred sales charges from redemptions of class B and class C shares purchased by exchange from another Putnam fund.

A deferred sales charge of up to 1.00% for class A and class T shares and up to 0.15% for class M shares may be assessed on certain redemptions. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies in contingent deferred sales charges from redemptions of class A, class M or class T shares purchased by exchange from another Putnam fund.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales (including maturities) of investment securities (all short-term obligations) aggregated $110,423,202,658 and $110,750,344,277, respectively.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 9/30/12		Year ended 9/30/11

Class A	Shares	Amount	Shares	Amount

Shares sold	799,706,693	$799,706,693	990,528,207	$990,528,207

Shares issued in connection with
reinvestment of distributions	134,040	134,040	213,881	213,881

	799,840,733	799,840,733	990,742,088	990,742,088

Shares repurchased	(1,140,901,491)	(1,140,901,491)	(1,382,829,728)	(1,382,829,728)

Net decrease	(341,060,758)	$(341,060,758)	(392,087,640)	$(392,087,640)

	Year ended 9/30/12		Year ended 9/30/11

Class B	Shares	Amount	Shares	Amount

Shares sold	9,389,159	$9,389,159	18,097,439	$18,097,439

Shares issued in connection with
reinvestment of distributions	1,503	1,503	3,174	3,174

	9,390,662	9,390,662	18,100,613	18,100,613

Shares repurchased	(19,071,013)	(19,071,013)	(27,561,663)	(27,561,663)

Net decrease	(9,680,351)	$(9,680,351)	(9,461,050)	$(9,461,050)

	Year ended 9/30/12		Year ended 9/30/11

Class C	Shares	Amount	Shares	Amount

Shares sold	27,361,209	$27,361,209	37,289,002	$37,289,002

Shares issued in connection with
reinvestment of distributions	2,311	2,311	2,891	2,891

	27,363,520	27,363,520	37,291,893	37,291,893

Shares repurchased	(35,396,340)	(35,396,340)	(28,200,918)	(28,200,918)

Net increase (decrease)	(8,032,820)	$(8,032,820)	9,090,975	$9,090,975

Money Market Fund	39

	Year ended 9/30/12		Year ended 9/30/11

Class M	Shares	Amount	Shares	Amount

Shares sold	28,575,526	$28,575,526	27,735,752	$27,735,752

Shares issued in connection with
reinvestment of distributions	2,344	2,344	3,841	3,841

	28,577,870	28,577,870	27,739,593	27,739,593

Shares repurchased	(31,306,933)	(31,306,933)	(32,448,948)	(32,448,948)

Net decrease	(2,729,063)	$(2,729,063)	(4,709,355)	$(4,709,355)

	Year ended 9/30/12		Year ended 9/30/11

Class R	Shares	Amount	Shares	Amount

Shares sold	18,075,172	$18,075,172	15,430,410	$15,430,410

Shares issued in connection with
reinvestment of distributions	1,883	1,883	2,274	2,274

	18,077,055	18,077,055	15,432,684	15,432,684

Shares repurchased	(17,152,455)	(17,152,455)	(13,202,800)	(13,202,800)

Net increase	924,600	$924,600	2,229,884	$2,229,884

	Year ended 9/30/12		Year ended 9/30/11

Class T	Shares	Amount	Shares	Amount

Shares sold	12,220,621	$12,220,621	32,650,905	$32,650,905

Shares issued in connection with
reinvestment of distributions	2,779	2,779	4,465	4,465

	12,223,400	12,223,400	32,655,370	32,655,370

Shares repurchased	(20,742,080)	(20,742,080)	(29,736,404)	(29,736,404)

Net increase (decrease)	(8,518,680)	$(8,518,680)	2,918,966	$2,918,966

Note 5: Transactions with affiliated issuer

Transactions during the reporting period with Putnam Money Market Liquidity Fund, which is under common ownership and control, were as follows:

Market
	value at the				Market
	beginning				value at the
	of the				end of the
	reporting	Purchase	Sale	Investment	reporting
Name of affiliate	period	cost	proceeds	income	period

Putnam Money
Market Liquidity
Fund*	$97,046,017	$10,001,115	$107,046,961	$14,112	$171

* Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

40	Money Market Fund

Note 7: New accounting pronouncement

In December 2011, the FASB issued ASU No. 2011–11 “Disclosures about Offsetting Assets and Liabilities”. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Putnam Management is currently evaluating the application of ASU 2011–11 and its impact, if any, on the fund’s financial statements.

Federal tax information (Unaudited)

For the reporting period ended, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $131,987 of distributions paid as qualifying to be taxed as interest-related dividends, and no monies to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2013 will show the tax status of all distributions paid to your account in calendar 2012.

Money Market Fund	41

About the Trustees

Independent Trustees

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution and Chair of its Investment Committee.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Advisor to New York Life Insurance Company. Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm with over $40 billion in assets under management.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Trustee of Mount Holyoke College and member of the Investment Committee for the college's endowment. Former Chair and current board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, The Children's Hospital of Colorado.

Other directorships: SM Energy Company, a domestic exploration and production company; UNS Energy Corporation, an Arizona utility

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Charles B. Curtis

Born 1940, Trustee since 2001

Principal occupations during past five years: Senior Advisor to the Center for Strategic and International Studies. Former President and Chief Operating Officer of the Nuclear Threat Initiative, a private foundation dealing with national security issues. Member of the Council on Foreign Relations and U.S. State Department International Security Advisory Board. Chairman of World Institute of Nuclear Security, a non-profit international non-governmental organization.

Other directorships: Southern California Edison, a regulated electric utility, and its parent company, Edison International

Robert J. Darretta

Born 1946, Trustee since 2007

Principal occupations during past five years: Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Anne Ray Charitable Trust's Investment Committee, Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy

John A. Hill

Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Corporate Governance and Performance at the Yale School of Management.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

42	Money Market Fund

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and Putnam Retail Management. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of September 30, 2012, there were 109 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Money Market Fund	43

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive	Vice President, Principal Accounting Officer,
Officer, and Compliance Liaison	and Assistant Treasurer
Since 2004	Since 2007
Director of Fund Administration Services,
Steven D. Krichmar (Born 1958)	Putnam Investments and Putnam Management
Vice President and Principal Financial Officer
Since 2002	Susan G. Malloy (Born 1957)
Chief of Operations, Putnam Investments and	Vice President and Assistant Treasurer
Putnam Management	Since 2007
Director of Accounting & Control Services,
Robert T. Burns (Born 1961)	Putnam Management
Vice President and Chief Legal Officer
Since 2011	James P. Pappas (Born 1953)
General Counsel, Putnam Investments and	Vice President
Putnam Management	Since 2004
Director of Trustee Relations,
Robert R. Leveille (Born 1969)	Putnam Investments and Putnam Management
Vice President and Chief Compliance Officer
Since 2007	Mark C. Trenchard (Born 1962)
Chief Compliance Officer, Putnam Investments,	Vice President and BSA Compliance Officer
Putnam Management, and Putnam Retail	Since 2002
Management	Director of Operational Compliance,
Putnam Investments and Putnam
Michael J. Higgins (Born 1976)	Retail Management
Vice President and Treasurer
Since 2010	Judith Cohen (Born 1945)
Manager of Finance, Dunkin’ Brands (2008–	Vice President, Clerk, and Associate Treasurer
2010); Senior Financial Analyst, Old Mutual Asset	Since 1993
Management (2007–2008); Senior Financial
Analyst, Putnam Investments (1999–2007)	Nancy E. Florek (Born 1957)
Vice President, Proxy Manager, Assistant Clerk,
and Associate Treasurer
Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

44	Money Market Fund

Fund information

Founded 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert R. Leveille
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Compliance Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Michael J. Higgins
	Charles B. Curtis	Vice President and Treasurer
Investment Sub-Manager	Robert J. Darretta
Putnam Investments Limited	Katinka Domotorffy	Janet C. Smith
57–59 St James’s Street	John A. Hill	Vice President,
London, England SW1A 1LD	Paul L. Joskow	Principal Accounting Officer,
	Elizabeth T. Kennan	and Assistant Treasurer
Marketing Services	Kenneth R. Leibler
Putnam Retail Management	Robert E. Patterson	Susan G. Malloy
One Post Office Square	George Putnam, III	Vice President and
Boston, MA 02109	Robert L. Reynolds	Assistant Treasurer
W. Thomas Stephens
Custodian		James P. Pappas
State Street Bank	Officers	Vice President
and Trust Company	Robert L. Reynolds
	President	Mark C. Trenchard
Legal Counsel		Vice President and
Ropes & Gray LLP	Jonathan S. Horwitz	BSA Compliance Officer
Executive Vice President,
Independent Registered	Principal Executive Officer, and	Judith Cohen
Public Accounting Firm	Compliance Liaison	Vice President, Clerk, and
PricewaterhouseCoopers LLP		Associate Treasurer
Steven D. Krichmar
	Vice President and	Nancy E. Florek
	Principal Financial Officer	Vice President, Proxy
Manager, Assistant Clerk, and
	Robert T. Burns	Associate Treasurer
Vice President and
Chief Legal Officer

This report is for the information of shareholders of Putnam Money Market Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

1937 75 YEARS 2012

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless: Log on to putnam.com or scan this Microsoft Tag barcode to update your mailing options.

AN039
277549 11/12

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise. In June 2010, the Code of Ethics of Putnam Investments was updated in its entirety to include the amendments adopted in May of 2009 and to change certain rules and limits contained in the Code of Ethics. In addition, the updated Code of Ethics included numerous technical, administrative and non-substantive changes, which were intended primarily to make the document easier to navigate and understand. In July 2011, the Code of Ethics of Putnam Investments was updated to reflect several technical, administrative and non-substantive changes resulting from changes in employee titles.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

September 30, 2012	$107,675	$--	$4,165	$3,655
September 30, 2011	$122,179	$--	$4,270	$ —

For the fiscal years ended September 30 2012 and September 30, 2011, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $169,828 and $263,101 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to an analysis of fund profitability

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

September 30,
2012	$ —	$45,000	$ —	$ —
September 30,
2011	$ —	$112,505	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Money Market Fund

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: November 28, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: November 28, 2012

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: November 28, 2012